UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2017

TRONOX LIMITED
(Exact name of registrant as specified in its charter)

Western Australia, Australia	001-35573	98-1026700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Tresser Boulevard, Suite 1100	Lot 22 Mason Road,
Stamford, Connecticut 06901	Kwinana Beach, WA 6167 Australia
(Address of principal executive offices, including zip code)

(203) 705-3800
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.

On August 2, 2017, Tronox Limited, an Australian public limited company incorporated in the Commonwealth of Australia (the “Company”), Tronox US Holdings, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Tronox Holdings”), Tronox Alkali Corporation, a Delaware corporation and wholly owned subsidiary of Tronox Holdings (“Alkali”), and Genesis Energy, L.P. (“Purchaser”), entered into a Stock Purchase Agreement (the “Purchase Agreement”), pursuant to which Purchaser agreed to acquire the Company’s Alkali business (the “Business”) for $1.325 billion in cash, subject to a working capital adjustment (the “Transaction”). The Company previously announced its intention to sell its Alkali business in connection with the Company’s pending acquisition of the titanium dioxide business of The National Titanium Dioxide Company, Ltd. The Company has agreed unconditionally to guarantee the indemnification and performance of the obligations of Tronox Holdings under the Purchase Agreement. The Transaction, which has been approved by the board of directors of Tronox, is expected to close in the second half of 2017.

Conditions to the Transaction

The completion of the Transaction is subject to certain customary closing conditions, including:

•	expiration or termination of the waiting period (and any extensions thereof) applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; and

•
the absence of any order, ruling, judgment, writ, injunction, stipulation, award, decree or law restraining, enjoining, having the effect of making the Transaction illegal or otherwise prohibiting the consummation of the Transaction.

Each party’s obligation to consummate the Transaction is also subject to certain additional closing conditions, including (i) the accuracy of the other party’s representations and warranties contained in the Purchase Agreement (subject to certain materiality qualifiers) and (ii) the other party’s compliance in all material respects with its covenants and agreements contained in the Purchase Agreement.

Other Terms of the Transaction

The Purchase Agreement contains customary representations, warranties and covenants by each party that are subject, in some cases, to specified exceptions and qualifications contained in the Purchase Agreement. The representations and warranties in the Purchase Agreement are the product of negotiations among the parties to the Purchase Agreement and are made to, and solely for the benefit of, the party to whom such representations and warranties are made, in each case as of specified dates. Such representations and warranties may have been made for the purpose of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors, and may not be relied upon by any other person. The covenants include, among others, the following: (i) Tronox Holdings’ obligation to operate the Business in all material respects in the ordinary course consistent with past practice between the date of execution of the Purchase Agreement and the date of closing of the Transaction and (ii) Tronox Holdings’ agreement not to compete with the Business (subject to certain exceptions) for three years following the closing date.

Each of the parties is required to use its commercially reasonable efforts to complete the Transaction, including by making a filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and obtaining all necessary consents and authorizations from governmental entities to complete the Transaction. Without limiting the foregoing, Purchaser must use its commercially reasonable efforts to take all actions necessary to obtain the required consents from antitrust authorities, including agreeing to the divestiture, sale or disposition of assets of Purchaser or the Business and taking actions that could limit Purchaser’s freedom of action with respect to its assets or assets of the Business, provided that any such action is conditioned upon the consummation of the Transaction.

Purchaser has agreed to use commercially reasonable efforts to obtain its debt and equity financing for the Transaction, and Tronox Holdings has agreed to cooperate reasonably with Purchaser in Purchaser’s efforts to obtain such financing. There is no financing condition to the Transaction.

The Purchase Agreement contains customary termination provisions in favor of both parties, including a right to terminate the Purchase Agreement if the closing of the Transaction has not occurred on or before December 31, 2017.

Both Tronox Holdings and Purchaser have agreed, following the closing, to indemnify the other party for losses arising from certain breaches of the Purchase Agreement and for certain other liabilities, subject to certain limitations.

Simultaneous with the closing of the Transaction, the parties will enter into certain ancillary agreements, including a transition services agreement and peroxygens confidentiality agreement.

The foregoing description of the Purchase Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 2, 2017, Tronox Holdings issued a press release announcing the Transaction. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information furnished pursuant to this item is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

 This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval. In connection with the Transaction Agreement (the “Cristal Transaction Agreement”), by and between Tronox Limited (the “Company”), The National Titanium Dioxide Company (“Cristal”) and Cristal Inorganic Chemicals Netherlands Coöperatief W.A. (the “Cristal Transaction”), the Company has filed, and intends to file, relevant materials with the U.S. Securities and Exchange Commission (“SEC”).  The Company filed a preliminary proxy statement with the SEC on June 30, 2017. Investors and Securityholders are urged to read the proxy statement (including all amendments and supplements thereto) and all other relevant documents regarding the proposed Cristal Transaction filed with the SEC or sent to shareholders as they become available as they will contain important information about the Cristal Transaction. You may obtain a free copy of the proxy statement and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. Copies of documents filed by the Company with the SEC will be available free of charge on the Company’s website at www.tronox.com or by contacting the Company’s Investor Relations at +1.203.705.3722.

Certain Information Regarding Participants

 The Company, Cristal and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Cristal Transaction. You can find information about the Company’s directors and executive officers in the Company’s definitive annual proxy statement filed with the SEC on March 16, 2017. Additional information regarding the interests of such potential participants is included in the preliminary proxy statement regarding the Cristal Transaction, and will be included in other relevant documents filed with the SEC.

Forward Looking Statements

Statements in this release that are not historical are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements. These and other risk factors are discussed in the company's filings with the SEC, including those under the heading entitled “Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2016.

Significant risks and uncertainties may relate to, but are not limited to, the risk that the Transaction does not close due to failure of a closing condition or termination of the Purchase Agreement in accordance with its terms, causing the Company to seek alternative financing for the Cristal Transaction; the risk that the Cristal Transaction will not close, including by failure to obtain shareholder approval, failure to obtain any necessary financing or the failure to satisfy other closing conditions under the Cristal Transaction Agreement or by the termination of the Cristal Transaction Agreement; failure to plan and manage the Cristal Transaction effectively and efficiently; the risk that a regulatory approval that may be required for the Cristal Transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; the risk that expected synergies will not be realized or will not be realized within the expected time period; unanticipated increases in financing and other costs, including a rise in interest rates; reduced access to unrestricted cash; compliance with our bank facility covenants; the price of our shares; general market conditions; our customers potentially reducing their demand for our products; more competitive pricing from our competitors or increased supply from our competitors; operating efficiencies and other benefits expected from the Cristal Transaction.

Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for our management to predict all risks and uncertainties, nor can management assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Unless otherwise required by applicable laws, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information or future developments.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Stock Purchase Agreement, dated as of August 2, 2017, by and among Tronox Limited, Tronox US Holdings Inc., Tronox Alkali Corporation, and Genesis Energy, L.P.

99.1	Press Release issued by Tronox Holdings on August 2, 2017

*
Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRONOX LIMITED
(Registrant)

By:	/s/ Richard L. Muglia
Richard L. Muglia
Senior Vice President, General Counsel and Secretary

Date: August 2, 2017

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Stock Purchase Agreement, dated as of August 2, 2017, by and among Tronox Limited, Tronox US Holdings Inc., Tronox Alkali Corporation, and Genesis Energy, L.P.

99.1	Press Release issued by Tronox Holdings on August 2, 2017

*
Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.